COLONIAL HIGH YIELD MUNICIPAL FUND

PROSPECTUS, MARCH 30, 1999, REVISED SEPTEMBER 15, 1999

CLASS A, B AND C SHARES

Advised by Colonial Management Associates, Inc.



TABLE OF CONTENTS


THE FUND                                        2
Investment Goals ............................   2
Primary Investment Strategies ...............   2
Primary Investment Risks ....................   2
Performance History .........................   4
Your Expenses ...............................   5

YOUR ACCOUNT                                    6

How to Buy Shares ...........................   6
Sales Charges ...............................   7
How to Exchange Shares ......................   9
How to Sell Shares ..........................   9
Distribution and Service Fees ...............  10
Other Information About Your Account ........  11

MANAGING THE FUND                              13

Investment Advisor ..........................  13
Portfolio Manager ...........................  13

OTHER INVESTMENT
STRATEGIES AND RISKS                           14

FINANCIAL HIGHLIGHTS                           16

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

   Not FDIC           May Lose Value
   Insured          No Bank Guarantee

THE FUND

UNDERSTANDING
TAX-EXEMPT BONDS

TAX-EXEMPT BONDS are issued by state and local governments for various public purposes. The interest on tax-exempt bonds, typically, is not subject to federal income tax. As a result, the yields on tax-exempt securities are generally lower than the yields on taxable bonds with similar maturities. However, a portion or all of such interest may be subject to a shareholder's federal alternative minimum tax liability. Tax-exempt bond funds may be appropriate for investors in high tax brackets who seek current income that is free from state and federal tax.

INVESTMENT GOALS

The Fund seeks a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term appreciation.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal securities, the interest on which is exempt from ordinary federal income tax. In the event that tax-exempt securities are not available, the Fund may invest up to 20% of its total assets in high quality taxable money market instruments.

In selecting municipal securities for the Fund, the advisor invests primarily in tax-exempt bonds that are consistent with the Fund's goals of a high level of after-tax total return by pursuing current income exempt from ordinary federal income tax and opportunities for long-term growth.

Additional strategies that are not primary investment strategies and the risks associated with them are described below under "Other Investment Strategies and Risks."

PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goals.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its ability to make timely payments of interest or principal. This could result in a decrease in the price of the security.

Lower-rated debt securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Lower-rated debt securities have the added risk that the issuer of the security may default and not make payment of interest or principal. These securities are rated BBB or below by Standard & Poor's Corporation; or are rated Baa or below by Moody's Investors Service, Inc.; or have a comparable rating by another nationally recognized rating service; or are unrated but the advisor believes it to be comparable in quality to securities having such ratings.

THE FUND

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligations bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligations because investors can only look to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.

Inverse floating rate obligations represent interests in tax-exempt bonds. These securities carry interest rates that will vary inversely to changes in market interest rates. Such securities have investment characteristics similar to investment leverage. Their market values are subject to greater risks of fluctuation than securities bearing a fixed rate of interest which may lead to greater fluctuation in the price of the security. The advisor has set a policy to invest no more than 15% of the Fund's total assets in inverse floating rate obligations.

The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal Alternative Minimum Tax (AMT) for individuals and corporations. The Fund may invest without limit in bonds subject to the AMT. Consult your tax advisor for more information.

THE FUND

UNDERSTANDING PERFORMANCE

CALENDAR-YEAR TOTAL RETURN shows the Fund's Class B share performance for each complete calendar year since it commenced operations. It includes the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

AVERAGE ANNUAL TOTAL RETURN is a measure of the Fund's performance over the past one-year, five-year and the life of the Fund periods. It includes the effects of Fund expenses. The table shows each class's returns with sales charges.

The Fund's return is compared to the Lehman Muni Bond Index (Lehman Index), an unmanaged index that tracks the performance of the municipal bond market. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's return is also compared to the average return of the funds included in the Lipper High Yield Muni Debt Fund category (Lipper Average). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

PERFORMANCE HISTORY

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class B shares. The performance table following the bar chart shows how the Fund's average annual returns for Class A, B and C shares compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, then the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance does not predict the Fund's future performance.



CALENDAR-YEAR TOTAL RETURNS (CLASS B)

                                  [BAR GRAPH]

1993      8.61%
1994     -3.41%
1995     16.04%
1996      3.73%
1997      9.17%
1998      5.80%

For period shown in bar chart:
Best quarter: 1(st) quarter 1993, +5.97%
Worst quarter: 4(th) quarter 1998, -3.65%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 1998


                                                LIFE OF THE
                                                   FUND
                          1 YEAR    5 YEARS    (JUNE 8, 1992)
Class A (%)                1.53      5.73(1)      6.42(1)
Class B (%)                0.80      5.76         6.68
Class C (%)                4.96      6.12(1)      6.72(1)
Lehman Index (%)           6.48      6.22          N/A
Lipper Average (%)         5.25      5.98          N/A

(1) Class A and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. The Class B share returns are not restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class B shares and the newer classes of shares. If differences in expenses were reflected, the returns for periods prior to the inception of the newer classes of shares would be higher for Class A and the same for Class C. Class A shares were initially offered on September 1, 1994, and Class C shares were initially offered on August 1, 1997.

THE FUND

UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, 12b-1 fees, brokerage costs, and administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain
  the same

- Assumes reinvestment of all dividends
  and distributions

YOUR EXPENSES
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                    CLASS A     CLASS B    CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)              4.75         0.00      0.00

Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
offering price)                                      1.00(2)      5.00      1.00

Redemption fee(3) (%) (as a percentage of
amount redeemed, if applicable)                      None         None      None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)



                                                CLASS A   CLASS B   CLASS C
Management fee (%)                                0.56      0.56      0.56
Distribution and service (12b-1) fees (%)         0.25      1.00      1.00(4)
Other expenses (%)                                0.26      0.26      0.26
Total annual fund operating expenses (%)          1.07      1.82      1.82(4)


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



CLASS                                   1 YEAR      3 YEARS     5 YEARS     10 YEARS

Class A                                 $  579      $  801      $1,039      $1,724

Class B:  did not sell your shares      $  185      $  574      $  987      $1,945

          sold all your shares at
          the end of the period         $  685      $  874      $1,187      $1,945

Class C:  did not sell your shares      $  185      $  574      $  987      $2,142

          sold all your shares at
          the end of the period         $  285      $  574      $  987      $2,142

(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(3)      There is a $7.50 charge for wiring sale proceeds to your bank.

(4) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the actual 12b-1 fee for Class C shares would be 0.85%, and the total annual Fund operating expenses would be 1.67%.

YOUR ACCOUNT

INVESTMENT MINIMUMS(5)

Initial Investment ............  $1,000
Subsequent Investments ........  $   50
Automatic Purchase Plans ......  $   50
Retirement Plans ..............  $   25

HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                INSTRUCTIONS

Through your          Your financial advisor can help you establish your account and buy Fund
financial advisor     shares on your behalf.

By check              For new accounts, send a completed application and check made payable
(new account)         to the Fund to the transfer agent, Liberty Funds Services, Inc., P.O. Box
                      1722, Boston, MA 02105-1722.

By check              For existing accounts, fill out and return the additional investment stub
(existing account)    included in your quarterly statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 1722,
                      Boston, MA 02105-1722.

By exchange           You or your financial advisor may acquire shares by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost.  There may be an additional charge if exchanging from a money market fund.  To exchange by telephone, call 1-800-422-3737.

By wire               You may purchase shares by wiring money from your bank account to your fund account.  To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic funds   You may purchase shares by electronically transferring money from your
transfer              bank account to your fund account by calling 1-800-422-3737.  Your money may take up to two business days to be invested. You must set up this feature prior to your telephone request.  Be sure to complete the appropriate section of the application.

Automatic             You may make monthly or quarterly investments automatically from your
investment plan       bank account to your fund account.  You can select a pre-authorized amount to be sent via electronic funds transfer.  Be sure to complete the appropriate section of the application for this feature.

By dividend           You may automatically invest dividends distributed by one fund into the
diversification       same class of shares of the Fund at no additional sales charge.  To invest your dividends in another fund, call 1-800-345-6611.

(5) The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

YOUR ACCOUNT

CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more are automatically invested in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS A SALES CHARGES


                                                                      % OF OFFERING
                                          AS A % OF                       PRICE
                                         THE PUBLIC       AS A %       RETAINED BY
                                          OFFERING       OF YOUR        FINANCIAL
 AMOUNT OF PURCHASE                         PRICE       INVESTMENT     ADVISOR FIRM
Less than $50,000                            4.75          4.99          4.25
$50,000 to less than $100,000                4.50          4.71          4.00
$100,000 to less than $250,000               3.50          3.63          3.00
$250,000 to less than $500,000               2.50          2.56          2.00
$500,000 to less than $1,000,000             2.00          2.04          1.75
$1,000,000 or more(6)                        0.00          0.00          0.00

For Class A share purchases of $1 million or more, financial advisors receive a commission from the distributor as follows:



PURCHASES OVER $1 MILLION

 AMOUNT PURCHASED                COMMISSION %
 First $3 million                1.00
 Next $2 million                 0.50
 Over $5 million                 0.25(7)

(6) Class A shares bought without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a 1% CDSC if redeemed within 18 months of their purchase date. The 18-month period begins on the first day of the month following each purchase.

(7) Paid over 12 months but only to the extent the shares remain outstanding.

YOUR ACCOUNT

UNDERSTANDING CONTINGENT
DEFERRED SALES CHARGES (CDSC)

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value (NAV), which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are at the Fund's NAV. Class B shares have no front-end sales charge, but they do carry a CDSC, that is imposed only on shares sold prior to the completion of the periods shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class B shares automatically convert to Class A shares after eight years. The distributor pays the financial advisor firm an up-front commission of 4.00% on sales of Class B shares.


CLASS B SALES CHARGES



 HOLDING PERIOD AFTER PURCHASE            % DEDUCTED WHEN
                                          SHARES ARE SOLD
 Through first year                             5.00
 Through second year                            4.00
 Through third year                             3.00
 Through fourth year                            3.00
 Through fifth year                             2.00
 Through sixth year                             1.00
 Longer than six years                          0.00

CLASS C SHARES Similar to Class B shares, your purchases of Class C shares are at the Fund's NAV. Although Class C shares have no front-end sales charge, they carry a CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.


CLASS C SALES CHARGES

 YEARS AFTER PURCHASE                              % DEDUCTED WHEN SHARES ARE SOLD
 Through first year                                               1.00
 Longer than one year                                             0.00

YOUR ACCOUNT

HOW TO EXCHANGE SHARES

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.



HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks.

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                   INSTRUCTIONS
Through your             You may call your financial advisor to place your sell order.  To receive the
financial advisor        current trading day's price, your financial advisor firm must receive your request prior to the close of the NYSE, usually 4:00 p.m. Eastern time.

By exchange              You or your financial advisor may sell shares by exchanging from the Fund into the same share class of another fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone             You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days.  The dollar limit for telephone sales is $100,000 in a
                         30-day period.  You do not need to set up this feature in advance of your call.  Certain restrictions apply to retirement accounts.  For details, call
                         1-800-345-6611.

By mail                  You may send a signed letter of instruction or stock power form along with any certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.  Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.  For details, call 1-800-345-6611.

                         Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box
                         1722, Boston, MA 02105-1722.



By wire                  You may sell shares and request that the proceeds be wired to your bank.  You must set up this feature prior to your telephone request.  Be sure to complete the appropriate section of the account application for this feature.

By electronic            You may sell shares and request that the proceeds be electronically
funds transfer           transferred to your bank.  Proceeds may take up to two business days to be received by your bank.  You must set up this feature prior to your request.  Be sure to complete the appropriate section of the account application for this feature.



DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial advisor. The annual distribution fee and service fee may equal up to 0.00% and 0.25%, respectively for Class A shares and 0.75% and 0.25%, respectively for each of Class B and Class C shares and are paid out of the assets of these classes. The distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.(8)



(8) Class B shares automatically convert to Class A after eight years, eliminating the distribution fee upon conversion.

YOUR ACCOUNT

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value (NAV). The NAV is determined at the close of the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the NAV (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its NAV for each share class by dividing each class' total net assets by the number of that class' shares outstanding. In determining the NAV, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

YOUR ACCOUNT

UNDERSTANDING FUND
DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:



TYPES OF DISTRIBUTIONS



Dividend              Represents interest and dividends earned from securities held by the Fund.

Capital gains         Represents long-term capital gains on sales of securities held for more than 12 months and short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that we receive payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account.(9) To change your distribution option call 1-800-345-6611.


DISTRIBUTION OPTIONS


  Reinvest all distributions in additional shares of your current fund Reinvest all distributions in shares of another fund
  Receive dividends in cash (see options below) and reinvest capital gains(10) Receive all distributions in cash (with one of the following options)(10) :

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer


TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal, state and local income tax.


(9) If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

(10) Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

MANAGING THE FUNDS


INVESTMENT ADVISOR

Colonial Management Associates, Inc. (Colonial), located at One Financial Center, Boston, Massachusetts 02111, is the Fund's investment advisor. In its duties as investment advisor, Colonial runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Colonial has been an investment advisor since 1931. As of February 28, 1999, Colonial managed over $15.8 billion in assets.

Colonial's investment advisory business is managed together with the mutual funds and institutional investment advisory businesses of its affiliate, Stein Roe & Farnham Incorporated (Stein Roe). Colonial is part of a larger business unit that includes several separate legal entities known as Liberty Funds Group LLC (LFG). The LFG business unit and Stein Roe are managed by a single management team. Stein Roe, Colonial and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor. Colonial, the other entities that make up LFG and Stein Roe are subsidiaries of Liberty Financial Companies, Inc.

For the 1998 fiscal year, aggregate advisory fees paid to Colonial by the Fund amounted to 0.56% of average daily net assets of the Fund.

PORTFOLIO MANAGER

MAUREEN G. NEWMAN, a senior vice president of Colonial, is the manager of the Fund and has managed the Fund since December 1997. Ms. Newman has managed various other Colonial tax-exempt funds since May 1996. Prior to joining Colonial, Ms. Newman was a portfolio manager and bond analyst at Fidelity Investments from May 1985 until May 1996.

OTHER INVESTMENT STRATEGIES AND RISKS


              UNDERSTANDING THE FUND'S OTHER INVESTMENTS AND RISKS

The Fund's primary investments and risks are described under "The Fund - Primary Investment Strategies" and "The Fund-Primary Investment Risks." In seeking to meet its investment goals, the Fund may also invest in other securities and use certain investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The Fund may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals.

Additional information about the Fund's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.

The Fund's primary investment strategies and their associated risks are described above. This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change any of the Fund's investment goals or investment strategies.

DERIVATIVE STRATEGIES

The Fund may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose value depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the derivative, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.

ZERO COUPON BONDS

The Fund may invest in zero coupon bonds. Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A

OTHER INVESTMENT STRATEGIES AND RISKS

decline in interest rates may lead to a faster rate of repayment on asset-backed securities and therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts. Municipal leases are issued by a state or local government and authorities to acquire property or equipment. They frequently involve special risks not normally associated with general obligation or revenue bonds. Municipal lease obligations may not be backed by the issuing municipality and many have a "non-appropriation" clause. A non-appropriation clause relieves the issuer of any lease obligation from making future payments under the lease unless money is appropriated for such purpose on a periodic basis. In addition, such lease obligation payments to the Fund may be suspended if the issuing municipality is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. The disposition of the property in the event of non-appropriation or foreclosure may be difficult, time consuming and costly and result in a delay in recovery or the failure to fully recover the Fund's original investment.

TEMPORARY DEFENSIVE STRATEGIES

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, taxable short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the advisor, other service providers and the companies in which the Fund invests do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many mutual fund service providers and vendors, including the Fund's service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. In addition, Year 2000 readiness is one of the factors considered by the advisor in its assessment of companies in which the Fund invests to the extent that information is readily available. However, no assurances can be given that the Fund will not be adversely affected by these matters.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from December 1 to November 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report. You can request a free annual report by calling 1-800-426-3750.


THE FUND

                                                               YEAR ENDED NOVEMBER 30,
                                             1998                       1997                                   1996
                                CLASS A     CLASS B     CLASS C       CLASS A      CLASS B     CLASS C(e)     CLASS A     CLASS B
Net asset value--
Beginning of period($)           10.340      10.340      10.340         10.160      10.160      10.320         10.230      10.230

INCOME FROM INVESTMENT
OPERATIONS($):

Net investment income             0.561       0.480       0.496(a)       0.592       0.516       0.176          0.624       0.548
Net realized and
unrealized gain(loss)             0.260       0.260       0.260          0.188       0.188       0.018         (0.051)     (0.051)

Total from Investment
Operations                        0.821       0.740       0.756          0.780       0.704       0.194          0.573       0.497

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS($):

From net investment
income                           (0.565)     (0.487)     (0.502)        (0.594)     (0.518)     (0.174)        (0.643)     (0.567)

In excess of net
investment income                (0.016)     (0.013)     (0.014)        (0.006)     (0.006)         --             --          --

Total Distributions
Declared to Shareholders         (0.581)     (0.500)     (0.516)        (0.600)     (0.524)     (0.174)        (0.643)     (0.567)

Net asset value--
End of period($)                 10.580      10.580      10.580         10.340      10.340      10.340         10.160      10.160

Total return(%)(b)                 8.11        7.29        7.45(c)        7.95        7.15        1.90(f)        5.86        5.07

RATIOS TO AVERAGE
NET ASSETS(%):

Expenses(d)                       1.07        1.82        1.67(a)        1.11        1.86        1.72(g)        1.10        1.85
Net investment income(d)          5.37        4.62        4.77(a)        5.83        5.08        5.14(g)        6.19        5.44

Portfolio turnover(%)               36          36          36             23          23          23              8           8

Net assets at end of
period(000)($)                  64,749     130,691       2,629         52,847     142,287          341        37,420     145,200

(a) Net of fees waived by the Distributor which amounted to $0.016 per share and 0.15%.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(f)      Not annualized.

(g)      Annualized.

FINANCIAL HIGHLIGHTS


THE FUND

                                            YEAR ENDED NOVEMBER 30,
                                         1995                     1994
                                 CLASS A     CLASS B    CLASS A(c)    CLASS B
Net asset value --
Beginning of period($)            9.330       9.330       9.800        10.320

INCOME FROM INVESTMENT
OPERATIONS($):

Net investment income             0.656       0.583       0.188         0.605
Net realized and
unrealized gain(loss)             0.912       0.912      (0.496)       (1.016)

Total from Investment
Operations                        1.568       1.495      (0.308)       (0.411)


LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS($):

From net investment
income                           (0.668)     (0.595)     (0.162)       (0.579)

Total Distributions
Declared to Shareholders         (0.668)     (0.595)     (0.162)       (0.579)

Net asset value--
End of period($)                 10.230      10.230       9.330         9.330

Total return(%)(a)                17.28       16.42       (3.15)(d)     (4.10)

RATIOS TO AVERAGE
NET ASSETS(%):

Expenses                           1.17(b)     1.92(b)     1.15(e)       1.90

Net investment income              6.67(b)     5.92(b)     7.19(e)       6.44

Portfolio turnover(%)                26          26          25            25

Net assets at end of
period(000)($)                    17,997    137,893       6,027       113,549

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(b) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(c) Class A shares were initially offered on September 1, 1994. Per share amounts reflect activity from that date.

(d)      Not annualized.

(e)      Annualized.

NOTES

NOTES

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
 www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the Securities and Exchange Commission at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by writing the:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT COMPANY ACT FILE NUMBER:



Liberty Funds Trust IV (formerly Colonial Trust IV): 811-2865

- Colonial High Yield Municipal Fund

HM-01/763H-0999

[Liberty Logo]
LIBERTY FUNDS

ALL-STAR-COLONIAL-CRABBE HUSON-NEWPORT-STEIN ROE ADVISOR

LIBERTY FUNDS DISTRIBUTOR, INC.(C) 1999
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com